SECURITY AGREEMENT

                                                               January 23, 1996

Westerbeke Corporation (the "Borrower"), for valuable consideration, receipt of which is hereby acknowledged, hereby grants to State Street Bank and Trust Company, a Massachusetts trust company with its principal office at 225 Franklin Street, Boston, Massachusetts 02110 (the "Secured Party"), a continuing security interest in and to the property described in the provisions marked below, whether now owned or existing or hereafter arising or acquired, together with all goods, instruments, documents of title, policies and certificates of insurance, securities, chattel paper, deposit accounts, cash or other property owned by the Borrower or in which the Borrower has an interest that are now or may hereafter be in the possession, custody or control of the Secured Party; and all additions, substitutions, replacements and accessions thereto; and all proceeds and products of any of the foregoing (collectively, the "Collateral"):

     X Equipment. All machinery, equipment and fixtures, office furniture, furnishings and trade fixtures, specialty tools and parts, motor vehicles and materials handling equipment of the Borrower the acquisition of which is financed in whole or in part, directly or indirectly, by advances made under the Line of Credit, as hereinafter defined, together with the Borrower's interest in, and right to, any and all manuals, computer programs, data bases and other materials relating to the use, operation or structure of any of the foregoing; and all other property constituting "equipment" as such term is defined in the Uniform Commercial Code.

   ---- Accounts. All rights of the Borrower to payment for goods sold or leased or for services rendered, all sums of money or other proceeds due or becoming due thereon, all instruments pertaining thereto, and the Borrower's rights pertaining to interest in such goods and services, including the right of stoppage in transit, replevin or reclamation; all insurance proceeds; all other rights and claims to the payment of money, under contracts or otherwise; and all other property constituting "accounts" as such term is defined in the Uniform Commercial Code.

   ---- Inventory. All goods, merchandise and other personal property of the Borrower that are held for sale, lease or other disposition, or for display or demonstration, or leased or consigned, or that are raw materials, piece goods, work-in-process or materials used or consumed or to be used or consumed in the Borrower's business, whether in transit or in the possession of the Borrower or another; and all other property constituting "inventory" as such term is defined in the Uniform Commercial Code.

   ---- General Intangibles. All rights with respect to trademarks, trade names, patents, copyrights and other proprietary rights; all rights of the Borrower under contracts to enjoy performance by others or to be entitled to enjoy rights granted by others; all tax refunds; all rights, title and interest of the Borrower in and to all documents, books, records and other information on whatever medium recorded, and including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights, maintained by the Borrower that reflect the conduct of the Borrower's business, such as financial records; all data bases; all customer lists; and all other property constituting "general intangibles" as such term is defined in the Uniform Commercial Code.

   ---- All assets of the Borrower, including, without limitation, all Equipment, Accounts, Inventory, and General Intangibles.

   ----    The following specific items of personal property:

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      All references to the Uniform Commercial Code shall refer to the Uniform
Commercial Code as in effect in The Commonwealth of Massachusetts.

      The Collateral is pledged, assigned and transferred, and a security interest in the Collateral is granted to the Secured Party as security for the payment of all loans or advances made by the Secured Party to the Borrower, including, without limitation, pursuant to a $500,000 line of credit and term loan facility (the "Line of Credit") made available by the Secured Party to the Borrower , evidenced by a note, together with interest thereon, as such note or facility may be amended, extended or replaced from time to time, as well as for the payment and performance of any and all other liabilities, agreements, covenants, warranties and obligations (direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, now existing or hereafter arising of the Borrower to the Secured Party (collectively, the "Obligations").

      The Borrower represents and warrants, covenants and agrees as follows:

1.  Name; Collateral Location; Organization; Changes.

      (a) The name of the Borrower set forth on the first page of this Agreement is the true and correct legal name of the Borrower. The Borrower has not done business as or used any other name.

      (b) The address of the Borrower set forth on the first page of this Agreement is the Borrower's chief executive office and the place where its business records are kept. All tangible Collateral is located at the chief executive office of the Borrower indicated on the first page of this Agreement.

      (c) If the Borrower is other than an individual, it is duly organized, validly existing and in good standing under the law of the state of its organization and duly qualified and in good standing in every other state in which the nature of its business or properties requires such qualification.

      (d) The Borrower will not change its name, identity or organizational structure or chief executive office or place where its business records are kept, or move any tangible Collateral, or merge into or consolidate with any other entity, unless the Borrower shall have given the Secured Party at least 30 days' prior written notice thereof, and shall have delivered to the Secured Party such new Uniform Commercial Code financing statements or other documentation as may be necessary or required by the Secured Party to ensure the continued perfection and priority of the security interests granted by the Agreement.

2. Ownership of Collateral; Absence of Liens; Sales and Further Encumbrances. Except for the security interest created hereunder, the Borrower is, or as to property acquired after the date hereof, will be, the sole legal and equitable owner of the Collateral, holding good and marketable title to the Collateral free from any adverse lien, security interest or encumbrance, except for the security interest granted hereunder. The Borrower will not transfer or assign or create, grant, or suffer to exist any pledge, lease, mortgage or other security interest, lien or encumbrance upon or in respect of the Collateral or any of the Borrower's other property other than in favor of the Secured Party, except that the Borrower may sell or dispose of the Inventory in the ordinary course of business practice and may dispose of Equipment, other than Equipment specifically identified above, that has become worn out or obsolete or that has been replaced by other Equipment. The Borrower will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein and take any and all necessary action to remove any encumbrances in the Collateral.

3. First Priority Security Interest. This Agreement, together with the filing of Uniform Commercial Code financing statements in the appropriate offices or the location of Collateral at the address shown above create a valid and continuing first lien on and perfected security interest in the Collateral, prior to all other encumbrances, and is enforceable as such against creditors of the Borrower, any owner of the real property where any of the Collateral is located, any purchaser of such real property and any present or future creditor obtaining a lien on such real property.

4.  Maintenance; Use; Payment of Taxes.

      (a) The Borrower will keep Collateral in good order and repair and will not waste or destroy the Collateral, or any part thereof, and will pay promptly when due all taxes and assessments on the Collateral or on its use or operations.

      (b) The Borrower will use the Collateral only in a lawful manner not inconsistent with this Agreement and the terms and conditions of any policy of insurance regarding it. The Borrower will not use the Collateral in violation of any statute or ordinance.

5. Insurance. The Borrower shall maintain, with financially sound and reputable insurance companies, casualty insurance on an "all risks" basis, workers' compensation and other insurance covering the risks and in the relative proportionate amounts usually carried by persons or companies engaged in business similar to the Borrower's, as well as such other insurance as may from time to time be required by the Secured Party. The Borrower will furnish the Secured Party with such evidence of insurance as the Secured Party may from time to time request. All policies of insurance shall provide for thirty
(30) days written minimum cancellation notice to the Secured Party and at the request of the Secured Party shall be delivered to and held by it.

6. Inspection. The Borrower shall at all reasonable times and from time to time permit the Secured Party, by or through any of its employees or agents, to inspect the Collateral and to examine and inspect and make extracts from the Borrower's books and other records, and to arrange for verification of Accounts.

7. Accounts; Collection and Delivery of Proceeds. The Borrower will diligently collect all of its Accounts constituting Collateral until the Secured Party exercises its rights to collect the Accounts pursuant to this Agreement. The Borrower shall, at the request of the Secured Party, notify account debtors of the security interest of the Secured Party in any Account and that payment thereof is to be made directly to the Secured Party. Upon request of the Secured Party, any proceeds of Accounts or Inventory constituting Collateral received by the Borrower, whether in the form of cash, checks, notes or other instruments, shall be held in trust for the Secured Party and the Borrower shall deliver said proceeds daily to the Secured Party, without commingling, in the identical form received (properly endorsed or assigned where required to enable the Secured Party to collect same).

8. General Intangibles; Registration. The Borrower will apply for, and pursue diligently applications for registration of its ownership of the General Intangibles constituting Collateral and for which registration is appropriate, and will use such other measures as are appropriate to preserve its rights in its other General Intangibles constituting Collateral.

9. The Secured Party's Rights with Respect to the Collateral. The Secured Party may, at its option and at any time, whether or not the Obligations are due, without notice or demand on the Borrower, take the following actions with respect to the Collateral;

      (a) with respect to any Accounts, (i) notify account debtors of the security interest of the Secured Party in such Accounts and that payment thereof is to be made directly to the Secured Party; (ii) demand, collect, receive payment of, receipt for, settle, compromise or adjust, and give discharges and releases in respect of the Accounts; (iii) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Accounts or any of them and to enforce any other rights in respect thereof or in respect of the services which have given rise thereto; (iv) defend any suit, action, or proceeding brought against the Borrower in respect of any Account or the services which have given rise thereto; (v) to settle, compromise or adjust any suit, action or proceeding described in clause (iii) or (iv) above, and in connection therewith, to give such discharge or releases as to the Secured Party may seem appropriate; (vi) endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing or securing the Accounts; and (vii) generally to sell, assign, transfer, pledge, make any agreement in respect of or otherwise deal with any Account or the goods or services which have given rise thereto as fully and completely as though the Secured Party were the absolute owner thereof for all purposes.

      (b) with respect to Equipment and Inventory, (i) discharge any taxes, liens, security interests or other encumbrances to which any Collateral is at any time subject; (ii) take any steps necessary to preserve its rights in any Collateral against any prior party, upon the failure of the Borrower so to do;
(iii) purchase insurance on any Collateral; (iv) pay for the repair, maintenance or preservation of any Collateral; (v) make, adjust and settle claims under any insurance policy related thereto and place and pay for appropriate insurance thereon. The Borrower agrees to reimburse the Secured Party on demand for any payments made or expense incurred by the Secured Party pursuant to the foregoing authorization. The powers conferred on the Secured Party by this Agreement are solely to protect the interest of the Secured Party and shall not impose any duty upon the Secured Party to exercise any such power, and if the Secured Party shall exercise any such power, it shall be accountable only for amounts that it actually received as a result thereof and shall not be responsible to the Borrower except for willful misconduct.

10. Power of Attorney. The Borrower hereby irrevocably constitutes and appoints the Secured Party, and any officer or agent of the Secured Party, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower or in the Bank's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments (such as assignments or instruments of transfer with respect to the Collateral upon the occurrence of an Event of Default) that may be necessary or desirable to accomplish the purposes of this Agreement.

11. Events of Default. Any and all Obligations shall, at the option of the Secured Party and notwithstanding any time allowed by any instrument(s) evidencing the same, become immediately due and payable, without notice or demand, upon the happening of any of the following events or conditions (each an "Event of Default"):

      (a) Any warranty, representation, report or statement made or furnished to the Secured Party by, or on behalf of, the Borrower proves to have been untrue or false in any materials respect when made or furnished;

      (b) Default in the payment or performance of any Obligation, covenant or liability contained or referred to herein or in any instrument evidencing the same continuing beyond any applicable grace period;

      (c) Any event which results in the acceleration of the maturity of the indebtedness of the Borrower to others under any indenture, agreement or undertaking;

      (d) Any loss, theft, damage or substantial damage of or to the Collateral, or the making of any levy, seizure, restraint, or attachment of or any of the Collateral and not released or discharged within thirty (30) days;

      (e) Death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, legal or equitable assignment, conveyance or transfer of property for the benefit of creditors by, or the commencement of any proceedings under any bankruptcy or insolvency laws by or against the Borrower, or any guarantor or surety for the Borrower, or the issuing of any writ or attachment by trustee process or otherwise or a restraining order or injunction affecting the Collateral;

      (f) Failure of the Borrower to remove any lien on the Collateral within fifteen (15) days after filing thereof by any municipality, State or Federal authority;

      (g) Failure of the Borrower, at all times during the existence of this or any obligation to keep in full force and effect all licenses and to conduct one's self so as not to impair or prejudice such licenses and renewals thereof.

12.  Rights and Remedies Upon Default.

      (a) If an Event of Default shall have occurred and be continuing, the Bank may, without notice to or demand upon the Borrower, declare this Agreement to be in default, and the Bank shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code, including, without limitation, the right to take possession of the Collateral, and for that purpose the Bank may, so far as the Borrower can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Bank may in its discretion require the Borrower to assemble all or any part of the Collateral at such location or locations within the state(s) of the Borrower's principal office(s) or at such other locations as the Bank may designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank shall give to the Borrower at least seven (7) Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Borrower hereby acknowledges that seven (7) Business Days' prior written notice of such sale or sales shall be reasonable notice. In addition, the Borrower waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Bank's rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto. The Borrower agrees to pay on demand all costs and expenses (including reasonable attorneys' fees) incurred or paid by the Secured Party in protecting, preserving or enforcing the Secured Party's rights with respect to the Obligations or any Collateral. After deducting all such costs and expenses (including legal costs and reasonable attorneys' fees) and all other charges against the Collateral, the residue of the proceeds of collection or sale of the Collateral shall be applied to the payment of any and all loans made by the Secured Party to the Borrower hereunder and any and all other liabilities hereby secured, due or to become due, in such order of preference as the Secured Party may determine, proper allowance for interest on liabilities not then due being made, and, unless otherwise provided by law, any surplus shall be returned to the Borrower. All of the Secured Party's rights and remedies, whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised separately or concurrently.

13. Deposits. Any and all deposits or other sums at any time credited by, or due from, the Secured Party to the Borrower and any other property and securities at any time in the possession of the Secured Party may at all times be held and treated as additional security for Obligations. The Secured Party shall have the same rights and remedies with respect to any such property and securities as provided in this Agreement with respect to the Collateral and, regardless of the adequacy of any collateral, may at any time apply any such deposits or other sums to the payment of, or set-off the same against, any obligations whether or not then due, without notice to the Borrower.

14. Waiver. Any condition or restriction imposed on the Borrower under this Agreement may be waived, modified or suspended by the Secured Party, but only on the Secured Party's prior action in writing and only as so expressed in such writing. The Secured Party shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by the Borrower unless such waiver is in writing and signed by the Secured Party. With respect to both the Obligations and the Collateral, the Borrower assents to any extension or postponement of the time of payment or any other forgiveness or indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromise or adjustment of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. The Secured Party may exercise its rights with respect to the Collateral without resorting, or regard, to other collateral or sources of reimbursement for Obligations. No delay or omission on the part of the Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

15. Notices. All notices hereunder will be in writing and will be deemed to have been given when delivered by hand, when properly deposited in the mails postage prepaid, when sent by facsimile or when delivered to overnight courier. Notices to the Secured Party will be given to State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 Attn:
Community Lending Department, and notice to the Borrower will be deemed to have been given if given at the address stated at the beginning of this Agreement or such other address as appears on the books and records of the Bank.

16. Further Assurances. Upon the written request of the Secured Party, and at the sole expense of the Borrower, the Borrower will promptly execute and deliver such further instruments and documents and take such further actions as the Secured Party may deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including without limitation, filing of any financing statement under the Uniform Commercial Code. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately delivered to the Secured Party, duly endorsed in a manner satisfactory to it.

17. Waiver of Jury Trial. Except as prohibited by law, neither the Borrower nor the Secured Party, nor any assignee or successor or the Borrower or the Secured Party, shall seek a jury trial in any lawsuit, proceeding, counterclaim or any other litigation procedure based upon or arising out of this Agreement or any related document or agreement. Neither the Borrower nor the Secured Party will seek to consolidate any such action, in which a jury trial had been waived, with any other action in which a jury trial has not been waived. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCUSSED BY THE PARTIES HERETO, AND THE PROVISIONS HEREOF SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HERETO HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION 17 WILL NOT BE FULLY ENFORCED.

18. Miscellaneous. All rights of the Secured Party hereunder shall inure to the benefit of its successors and assigns, and all obligations of Borrower shall bind Borrower's heirs, executors or administrators or his or its successors and assigns. This Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of The Commonwealth of Massachusetts. Headings have been inserted for convenience and shall not be used in the construction or interpretation of this Agreement. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other term or provision hereof. This Agreement is intended to take effect as a sealed instrument when signed by Borrower and delivered to the Secured Party.

                                       WESTERBEKE CORPORATION

                                       By: /s/ Carleton F. Bryant III
                                       Title: EXECUTIVE VICE PRESIDENT

Accepted:

STATE STREET BANK AND TRUST COMPANY

By: /s/ Suzanne L. Dugan
Title: Loan Officer